                                                                   EXHIBIT 10.27


                              ADVISORY AGREEMENT
                              ------------------


          This ADVISORY AGREEMENT is made and entered into as of this 31st day of January 2000 (the "Effective Date"), by and between (a) Wm. Christopher Gorog ("Gorog"); (b) HOB Entertainment, Inc. ("HOB"); (c) Chase Capital Partners, Chase/HOB 1999 Partners (GC), L.L.C., Chase/HOB 1998 Partners (GC), L.L.C., CB Capital Investors, LLC, and Chase Venture Capital Associates, L.P. (collectively "Chase"); (d) First Union Investors, Inc. ("First Union"); and (e) J. H. Whitney & Co., J. H. Whitney III, L.P., Whitney Strategic Partners III, L.P. and J. H. Whitney Market Value Fund, L.P. (collectively, "Whitney," and Chase, First Union and Whitney collectively referred to as the "Investors").

          WHEREAS, Gorog performed certain advisory and consulting services (the "Services") for the benefit of HOB and the Investors prior to and in connection with HOB's acquisition of Universal Concerts, Inc. and certain of its affiliates (the "UCI Acquisition"); and

          WHEREAS, HOB, the Investors and Gorog have agreed to enter into this Advisory Agreement to compensate Gorog for his provision of the Services.

          NOW, THEREFORE, in consideration of the execution and delivery of this Agreement and the mutual promises contained herein, and other good and valuable consideration, the parties agree as follows:

     1.   Compensation.  In consideration of the Services rendered by Gorog:
          ------------
          (a) On the Effective Date, Gorog shall be paid an amount equal to $808,937 in respect of the Services and $153,063 in reimbursement of expenses incurred by Gorog in connection with the UCI Acquisition, of which (i) HOB shall pay Gorog $288,600, (ii) Chase shall pay Gorog $306,100, (iii) Whitney shall pay Gorog $306,100, and (iv) First Union shall pay Gorog $61,200.

          (b) On the Effective Date, Gorog and HOB shall also enter into a stock option agreement, dated as of the date hereof, in the form annexed hereto as Exhibit A (the "Stock Option Agreement"), pursuant to which Gorog shall
   ---------
receive options to purchase an aggregate amount of 2,675,000 shares of HOB Common Stock (the "Stock Options"). The Stock Options are subject solely to the terms and conditions of the Stock Option Agreement and HOB's 1993 Amended and Restated Stock Option Plan (the "Plan"). Contemporaneously herewith, Gorog agrees to become a party to the Amended and Restated Stockholders Agreement, dated as of September 10, 1999, by and among HOB and the investors listed therein (as amended from time to time, the "Stockholders Agreement"), and on the Effective Date, Gorog shall execute a counterpart of the Stockholders Agreement. Each of the Investors agrees, severally and not jointly, upon any exercise of the Stock Options by Gorog, to sell to HOB, at the exercise price for such Stock Options in the Stock Option Agreement and for the same form of consideration utilized by Gorog, a number of shares of HOB Common Stock equal to the percentage set forth opposite its name below of the shares of HOB Common Stock to be received by Gorog upon such exercise:

                    Investor                            Percentage
                    --------                            ----------
                    Chase                               28.126%
                    Whitney                             28.126%
                    First Union                         17.579%

Each Investor agrees to exercise its right to convert into HOB Common Stock securities convertible into, or exercisable for, HOB Common Stock to the extent
necessary to comply with its obligations in the preceding sentence.   No failure
by any Investor to discharge its obligations to HOB under this paragraph 1(b) will relieve or otherwise affect HOB's obligations to Gorog under the Stock Option Agreement.

          (c) HOB and the Investors shall seek to resolve or eliminate claims ("E&Y Claims") by Ernst & Young International or its agents, subsidiaries, predecessors, successors or affiliates, including Kenneth Leventhall ("Ernst & Young"), against Gorog for services allegedly rendered to Gorog in connection with the UCI Acquisition, and Gorog shall support their efforts to resolve or eliminate the E&Y Claims. Gorog shall pay fifty percent (50%), HOB shall pay fifteen percent (15%), Chase shall pay fifteen and 91/100 percent (15.91%), Whitney shall pay fifteen and 91/100 percent (15.91%), and First Union shall pay three and 18/100 percent (3.18%), of any resolution of any E&Y Claim(s) which requires the payment of any monies to Ernst & Young. The terms of any resolution of any E&Y Claim require the approval of each of Gorog, HOB, Chase, Whitney and First Union; provided, however, that the parties have pre-approved a cash settlement of all E&Y Claims for up to one hundred fifty thousand dollars ($150,000), with each of the parties paying the percentage set forth in the previous sentence of such settlement.

     2.   HOB Board. At each election of directors of HOB, HOB and the Investors
          ---------
will consult each other and will vote their respective shares of HOB's voting stock in favor of the election of Gorog to the Board of Directors of HOB, so long as (i) Gorog is the record owner or beneficially owns (or has the right to acquire) at least 500,000 shares of stock of HOB (as such number may be adjusted to account for stock splits, reverse stock splits and other recapitalizations); and (ii) Gorog is not otherwise engaged in a concert promotion business in competition with HOB. While serving as a director of HOB, Gorog will be entitled to indemnification rights, and coverage under any directors and officers and/or any errors and omissions insurance policy, and to other rights and benefits accorded to directors, to the same extent as the other directors of HOB. Notwithstanding anything in this Agreement to the contrary, the obligations of HOB and the Investors set forth in this paragraph 2 shall terminate upon the completion of a Qualified Public Offering or a Qualified Sale (as such terms are defined in the Stockholders Agreement).

     3.   Co-Sale.     If at any time prior to a Qualified Public Offering or a
          -------
Qualified Sale (as such terms are defined in the Stockholders Agreement), any of the Investors party to that certain Co-Sale Agreement dated as of September 10, 1999 by and among such Investors and certain other stockholders of the Company (the "Co-Sale Agreement") is an Originating Stockholder (as such term is defined in the Co-Sale Agreement) with respect to a transaction subject to Section 2 of the Co-Sale

Agreement, such Investor will afford Gorog the opportunity to participate in such transaction to the same extent as if Gorog was a Stockholder under the Co-Sale Agreement; provided, however, that if any party to the Co-Sale Agreement that is not an Investor under this Agreement elects to participate in such transaction, the number of shares to be sold by such party shall not be reduced without such party's consent to be treated as a "Consenting Seller", as set forth below. Any such party who does not consent to have its participation reduced is referred to as a "Non-Consenting Seller"; any such party who consents to have its participation reduced is referred to as a "Consenting Seller". If Gorog elects to participate in such sale, Gorog, any Investor participating in such sale and any Consenting Seller shall be entitled to sell its Pro-Rata Portion of the Available Shares. The term "Pro-Rata Portion" shall mean, with respect to Gorog, any Investor participating in such sale and any Consenting Seller, a fraction the numerator of which is the number of Shares (as defined in the Co-Sale Agreement) held by such person, and the denominator of which is the aggregate number of Shares held by Gorog, all Investors participating in such sale and all Consenting Sellers. The term "Available Shares" shall mean the total number of Shares to be sold in such transaction less the amount to be sold by all Non-Consenting Sellers.

     4.   Relationship.
          ------------

          (a) Gorog's status with respect to HOB and each of the Investors is and was that of an independent contractor rather than an employee of HOB or any of the Investors and it is understood and agreed that none of HOB or any of the Investors will withhold any federal, state or local income, Social Security, unemployment or other taxes on account of payments to Gorog hereunder, but will remit the full amount of such payments to Gorog and report them on federal tax form 1099. All estimated tax payments and employment tax obligations arising from payments hereunder are agreed to be those of Gorog.

          (b) Except as may hereafter be agreed upon in writing, Gorog shall not have the authority to obligate or commit HOB in any manner whatsoever.

     5.   Gorog Release.  Gorog, on behalf of himself and each of the Gorog
          -------------
Releasees (as hereinafter defined) (collectively, the "Gorog Releasors"), for good and valuable consideration the receipt and adequacy of which is hereby acknowledged, unconditionally and forever releases and discharges HOB, House of Blues Concerts, Inc. (formerly named Universal Concerts, Inc.), Chase, First Union, Whitney, and their respective partners, officers, directors, stockholders, representatives, affiliates, subsidiaries, predecessors, successors, co-investors, controlling persons, agents and employees, past and present, and any other person or entity acting by, through, or in concert with them, or any of them (collectively the "HOB/Investor Releasees") of and from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, obligations, losses, liabilities, costs, expenses, attorneys' fees, and demands whatsoever, whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, asserted or unasserted, hidden or concealed, matured or unmatured, material or immaterial, whether individual, class, derivative or representative, whether in law, admiralty or equity, or of any other type or in any other capacity, against each of the respective HOB/Investor Releasees, which the Gorog Releasors or any of them ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Effective Date in any way arising out of, based upon or related to the UCI Acquisition or any other plans, discussions or proposals by or among any of the parties hereto with respect to a possible transaction involving Universal Concerts, Inc., except for any claim arising out of, based upon or related to this Agreement or the Stock Option Agreement. The Gorog Releasors, and each of them, intend that this release (and the covenant not to sue set forth in paragraph 6 of this Agreement) shall be effective as a full and final accord and satisfaction, and as a bar to all actions, causes of action, claims, obligations, costs, expenses, attorneys' fees, damages, losses, liabilities and demands of or against any HOB/Investor Releasee of any nature, character or kind, known or unknown, suspected or unsuspected, in any way arising out of, based upon or related to the UCI Acquisition or any other plans, discussions or proposals by or among any of the parties hereto with respect to a possible transaction involving Universal Concerts, Inc., except for any claim pursuant to, arising out of, or for breach of, this Agreement or the Stock Option Agreement. The Gorog Releasors, and each of them, represent and warrant that he/she/it/they have not assigned or transferred any interest in any claim released by this paragraph 5 (collectively, "Released Gorog Claims"), and, further, that any Gorog Releasor who breaches the foregoing representation and warranty shall indemnify and hold harmless any and all HOB/Investor Releasees, and each of them, of, from and against all liabilities, claims, demands, damages, costs, expenses, and attorneys' fees incurred by such HOB/Investor Releasee as a result of any person asserting any such assignment or transfer in violation of this paragraph's representation and warranty. It is the intention of the parties to this Agreement, and each of them, that this indemnity does not require payment as a condition precedent to recovery. The Gorog Releasors, and each of them, acknowledge that they are familiar with Section 1542 of the California Civil Code, which provides as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The Gorog Releasors, and each of them, expressly waive and relinquish any and all rights and benefits which they may have under, or which may be conferred on them by, the provisions of Section 1542 of the California Civil Code, as well as under any other state or federal statute or common law principle of similar effect, to the fullest extent that they may lawfully waive such rights or benefits pertaining to the released matters. The Gorog Releasors, and each of them, intend that this release shall be and will remain in effect as a full and complete release notwithstanding the discovery or existence of any additional or different claims or facts arising out of the released matters.

     6.   Gorog's Covenant Not To Sue.  Gorog, on behalf of himself and each of
          ---------------------------
the Gorog Releasees (as hereinafter defined), covenants and agrees that he and they will never initiate any suit or action at law or otherwise against any of the HOB/Investor Releasees, or institute, prosecute, induce, encourage, assist, participate in or in any way aid any other person or entity to institute or prosecute any litigation, claim, demand, action or cause of action against any of the HOB/Investor Releasees, for any relief, including without limitation, damages, costs, expenses or compensation for or on account of any damage, loss or injury either to person or property, or both, or for breach of any agreement, obligation or duty, whether developed or undeveloped, resulting or to result, known or unknown, which any of the Gorog Releasors ever had, now has, or which they or their successors or assigns hereafter can, shall or may have for or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Effective Date in any way arising out of, based upon or related to the UCI Acquisition or any other plans, discussions or proposals by or among any of the parties hereto with respect to a possible transaction involving Universal Concerts, Inc., excepting only claims pursuant to, arising out of, or for breach or enforcement of this Agreement or the Stock Option Agreement. The Gorog Releasees, and each of them, acknowledge and agree that if he/she/it/they hereafter commence any suit arising out of, based upon, or relating to any Released Gorog Claim, the Gorog Releasee who violates the provision of this paragraph 6 shall pay to such HOB/Investor Releasee, in addition to any other damages caused thereby, all attorneys' fees and costs incurred by such HOB/Investor Releasee, and each of them, in defending or otherwise responding to such suit or claim.

     7.   HOB And The Investors' Release.  HOB and the Investors on behalf of
          ------------------------------
themselves and each of the HOB/Investor Releasees (collectively, the "HOB/Investor Releasors"), for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, unconditionally and forever release and discharge Gorog and each of his heirs, successors, representatives, executors, administrators, affiliates, predecessors, agents and assigns, past and present and any person or entity acting by, through, or in concert with them or any of them (collectively, including Gorog, the "Gorog Releasees"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, obligations, losses, liabilities, costs, expenses, attorneys' fees, and demands whatsoever, whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, asserted or unasserted, hidden or concealed, matured or unmatured, material or immaterial, whether individual, class, derivative or representative, whether in law, admiralty or equity, or of any other type or in any other capacity, against each of the Gorog Releasees or any of them, which the HOB/Investor Releasors ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Effective Date in any way arising out of, based upon or related to the UCI Acquisition, or any other plans, discussions or proposals by or among any of the parties hereto with respect to a possible transaction involving Universal Concerts, Inc., except for any claim arising out of, based upon or related to this Agreement or the Stock Option Agreement. The HOB/Investor Releasors, and each of them, intend that this release (and the covenant not to sue set forth in paragraph 8 of this Agreement) shall be effective as a full and final accord and satisfaction, and as a bar to all actions, causes of action, claims, obligations, costs, expenses, attorneys' fees, damages, losses, liabilities and demands of or against any Gorog Releasee of any nature, character or kind, known or unknown, suspected or unsuspected, in any way arising out of, based upon or related to the UCI Acquisition or any other plans, discussions or proposals by or among any of the parties hereto with respect to a possible transaction involving Universal Concerts, Inc., except for any claim pursuant to, arising out of, or for breach of, this Agreement or the Stock Option Agreement. The HOB/Investor Releasors, and each of them, represent and warrant that he/she/it/they have not assigned or transferred any interest in any claim released by this paragraph

7 (collectively, "Released HOB/Investor Claims"), and, further, that any HOB/Investor Releasor who breaches the foregoing representation and warranty shall indemnify and hold harmless any and all Gorog Releasees, and each of them, of, from and against all liabilities, claims, demands, damages, costs, expenses, and attorneys' fees incurred by such Gorog Releasee as a result of any person asserting any such assignment or transfer in violation of this paragraph's representation and warranty. It is the intention of the parties to this Agreement, and each of them, that this indemnity does not require payment as a condition precedent to recovery. The HOB/Investor Releasors, and each of them, acknowledge that they are familiar with Section 1542 of the California Civil Code, which provides as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The HOB/Investor Releasors, and each of them, expressly waive and relinquish any and all rights and benefits which they may have under, or which may be conferred on them by, the provisions of Section 1542 of the California Civil Code, as well as under any other state or federal statute or common law principle of similar effect, to the fullest extent that they may lawfully waive such rights or benefits pertaining to the released matters. The HOB/Investor Releasors, and each of them, intend that this release shall be and will remain in effect as a full and complete release notwithstanding the discovery or existence of any additional or different claims or facts arising out of the released matters.

     8.   HOB And The Investors' Covenant Not To Sue. HOB and the Investors each
          ------------------------------------------
covenant and agree on behalf of itself and each of its respective HOB/Investor Releasees that it and they will never initiate any suit or action at law or otherwise against any of the Gorog Releasees, or institute, prosecute, induce, encourage, assist, participate in or in any way aid any other person or entity to institute or prosecute any litigation, claim, demand, action or cause of action against any of the Releasees, for any relief, including without limitation, damages, costs, expenses or compensation for or on account of any damage, loss or injury either to person or property, or both, or for breach of any agreement, obligation or duty, whether developed or undeveloped, resulting or to result, known or unknown, which any of the HOB/Investor Releasors ever had, now has, or which hereafter can, shall or may have for or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Effective Date in any way arising out of, based upon or related to the UCI Acquisition or any other plans, discussions or proposals by or among any of the parties hereto with respect to a possible transaction involving Universal Concerts, Inc., excepting only claims pursuant to, arising out of, or for breach or enforcement of this Agreement or the Stock Option Agreement. The HOB/Investor Releasees, and each of them, acknowledge and agree that if he/she/it/they hereafter commence any suit arising out of, based upon, or relating to any Released HOB/Investor Claim, the HOB/Investor Releasee who violates the provision of this paragraph 8 shall pay to such Gorog Releasee, in addition to any other damages caused thereby, all attorneys' fees and costs incurred by such Gorog Releasee, and each of them, in defending or otherwise responding to such suit or claim.

     9.   Regulatory and Filing Obligations.  Each party hereto shall separately
          ---------------------------------
undertake all actions necessary or appropriate to satisfy any regulatory or filing obligations such party may have resulting from the execution of this Agreement or the performance of any obligations hereunder. Further, each party holds harmless and indemnifies the other from and against any liabilities arising from such party's own failure to properly take such action or actions.

     10.  Confidentiality.
          ---------------

          (a) Except as may be required by law or as may be specifically authorized by HOB in writing or in connection with the enforcement of this Agreement, Gorog shall not directly or indirectly in any way utilize or disclose any information relating to HOB or its business which he has acquired or acquires or has been given access to, unless Gorog shall have demonstrated that such information was, at the time of such utilization or disclosure and not as a result of any action by Gorog or by any other party in breach of such party's obligations to HOB, in the public domain.

          (b) The parties to this Agreement agree that the terms of this Agreement shall be held strictly confidential and shall not be divulged to any non-party to this Agreement, except counsel and accountants and other financial advisors for the parties hereto. Notwithstanding the foregoing sentence, the parties hereto may divulge the existence and terms of this Agreement if required to do so to comply with any legal or regulatory requirements, including any court order in connection with a judicial proceeding, or if required to do so in connection with an administrative proceeding (including an audit by the Internal Revenue Service) or in connection with the filing of tax returns, or in connection with the enforcement of this Agreement.

     11.  Assignment.  Gorog may not assign any of his rights or delegate any of
          ----------
his duties or obligations under this Agreement. The rights and obligations of each of HOB and the Investors under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of each of them. Each of HOB and each Investor may not assign its rights or obligations under this Agreement except to an entity that succeeds to all or substantially all of such entity's assets.

     12.  Arbitration.  ANY DISPUTE OR CONTROVERSY ARISING OUT OF, RELATING TO,
          -----------
OR CONCERNING ANY INTERPRETATION, CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT, SHALL BE SETTLED BY ARBITRATION TO BE HELD IN LOS ANGELES COUNTY, CALIFORNIA, IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES THEN IN EFFECT OF THE AMERICAN ARBITRATION ASSOCIATION AS MODIFIED HEREIN. THE PARTY OR PARTIES SEEKING ARBITRATION SHALL COLLECTIVELY SUBMIT WITH ITS OR THEIR DEMAND THE NAME, ADDRESS AND TELEPHONE NUMBER OF ONE ARBITRATOR. THE OPPOSING PARTY OR PARTIES SHALL COLLECTIVELY SUBMIT WITH ITS OR THEIR RESPONSE THE NAME, ADDRESS AND TELEPHONE NUMBER OF ONE ARBITRATOR. THE TWO SELECTED ARBITRATORS SHALL THEN CONFER PROMPTLY WITH ONE ANOTHER IN ORDER TO NAME A THIRD DIS-INTERESTED NEUTRAL ARBITRATOR. IF THE TWO SELECTED ARBITRATORS ARE UNABLE TO AGREE UPON THE SELECTION OF THE THIRD NEUTRAL ARBITRATOR WITHIN THIRTY DAYS THEN

THE AAA SHALL BE AUTHORIZED TO SELECT A NEUTRAL ARBITRATOR. THE ARBITRATORS MAY GRANT INJUNCTIONS OR OTHER RELIEF IN SUCH DISPUTE OR CONTROVERSY. EXCEPT AS REQUIRED BY LAW OR TO ENTER OR ENFORCE A DECISION OF THE ARBITRATORS, THE ARBITRATION SHALL BE MAINTAINED AS STRICTLY CONFIDENTIAL BY ALL PARTIES, THE ARBITRATORS AND THE AAA. DISCOVERY SHALL BE PERMITTED TO THE EXTENT PERMISSIBLE IN CIVIL ACTIONS. THE DECISION OF THE ARBITRATORS SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES TO THE ARBITRATION. JUDGMENT MAY BE ENTERED ON THE ARBITRATORS' DECISION IN ANY COURT HAVING JURISDICTION. THE ARBITRATORS SHALL HAVE THE AUTHORITY TO INCLUDE, AS AN ITEM OF DAMAGES, THE COSTS OF ARBITRATION, INCLUDING LEGAL FEES AND EXPENSES, INCURRED BY THE PREVAILING PARTY.

     13.  Notices.  Notices or process required to be given hereunder shall be
          -------
sent by certified mail (return receipt requested) and also by first class mail and shall be deemed given or received 3 days after mailing thereof, to:

     If to Gorog:

               Wm. Christopher Gorog
               4211 Toluca Road
               Toluca Lake, CA 91602

               with a copy by mail or fax to:

               O'Melveny & Myers LLP
               1999 Avenue of the Stars, Suite 700
               Los Angeles, CA 90067-6035
               Fax No.: (310) 246-6779
               Attention: Richard R. Ross

     If to HOB:

               HOB Entertainment, Inc.
               6255 Sunset Blvd., 16th  Floor
               Hollywood, California 90028
               Fax No.: (323) 769-4780
               Attention: Daniel L. Fishkin

               With a copy by mail or fax to:

               Latham & Watkins
               633 W. Fifth Street, Suite 4000
               Los Angeles, California 90071
               Fax No.: 213-891-8763
               Attention: John Jameson, Esq.

     If to Chase:

               Chase Venture Capital Associates, L.P.
               108 South Frontage Road, West
               Suite 307
               Vail, Colorado 81657
               Fax No.: 970-476-7900
               Attention: David L. Ferguson

     If to First Union:

               First Union Investors, Inc.
               One First Union Center, 5th Floor
               301 South College Street
               Charlotte, NC 28288-0732
               Fax No.:
               Attn: Mr. James C. Cook

               with a copy by mail or fax to:

               Kennedy Covington Lobdell & Hickman, LLP
               Bank of America Corp. Ctr.
               Suite 4200
               100 North Tryon Street
               Charlotte, NC 28202-4006
               Fax No.: 704-331-7598
               Attention: Henry W. Flint, Esq.

 If to Whitney:

               c/o J. H. Whitney & Co.
               177 Broad Street, 15th Floor
               Stamford, CT. 06901
               Fax No.: (203) 973-1422
               Attn: Mr. Peter M. Castleman
                     Mr. Daniel J. O'Brien
                     David A. Scherl, Esq.
                     Kevin Curley, Esq.

               with a copy by mail or fax to:

               Morrison Cohen Singer & Weinstein LLP
               750 Lexington Avenue
               New York, New York 10022
               Fax No. (212) 735-8708
               Attn: Donald H. Chase, Esq.
                     Andrew M. Arsiotis, Esq.

     14.  Miscellaneous Provisions.
          ------------------------

          (a)   Governing Law.  This Agreement shall be governed, construed,
                -------------
interpreted, and enforced in accordance with the substantive law of the State of California applied to agreements entered into and performed entirely within such State.

          (b)   Entire Agreement.  This Agreement is the complete and exclusive
                ----------------
statement of the entire agreement and understanding between all the undersigned parties with respect to the subject matter hereof. No representations, oral or otherwise, express or implied, other than those specifically set forth in this Agreement (including the annexed exhibit) have been made by any party to the other party regarding the subject matter of this agreement.

          (c)   Titles and Captions.  Paragraph titles or captions contained
                -------------------
herein are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of the Agreement or the intent of any provision.

          (d)   Further Assurances.  Each of the parties shall take such other
                ------------------
actions and execute such other documents as may be reasonably necessary to effectuate this Agreement and the undertakings made herein.

          (e)   Acknowledgment of Receipt of Consideration.  Each party
                ------------------------------------------
acknowledges receipt of legally sufficient consideration for this Agreement.

          (f)   Parties. This Agreement shall be binding upon, and shall inure
                -------
to the benefit of, the parties hereto and their respective heirs, estates, successors and assigns.

          (g)   Non-Waiver of Breach.  The waiver by any party of any breach of
                --------------------
this Agreement shall not be deemed or construed as a waiver of any other breach, whether prior, subsequent, or contemporaneous, of this Agreement.

          (h)   Amendments.  This Agreement shall not be suspended, waived,
                ----------
terminated, amended or modified in any manner except in a writing signed by all parties to be bound.

          (i)   Counterparts.  This Agreement may be executed simultaneously in
                ------------
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Telefacsimile transmissions of any executed original Agreement or document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original.

          (j)   Drafter.  For purposes of construing this Agreement, each of the
                -------
parties hereto shall be deemed the drafter of this Agreement.

          (k)   No Acknowledgment Of Liability.  Neither the execution and
                ------------------------------
delivery of this Agreement nor any actions taken by any party pursuant to this Agreement shall be deemed to constitute any acknowledgment of wrongdoing or liability on the part of any party to this Agreement.

          (l)   Legal Counsel.  The parties hereto have each been represented by
                -------------
legal counsel in connection with this Agreement.

          (m)   Representations and Warranties.  Each of HOB and the Investors
                ------------------------------
hereby severally, but not jointly, represents and warrants as to itself to Gorog as follows:

                (i)     Organization, Existence and Power. Such entity (1) is
                        ---------------------------------
duly organized, validly existing and in good standing under the laws of the applicable state of organization, and (2) has the power and authority to execute, deliver and perform its obligations under this Agreement, and as to HOB, the Stock Option Agreement.

                (ii)    Authorization; No Contravention. The execution, delivery
                        -------------------------------
and performance of this Agreement by such entity (and as to HOB, the Stock Option Agreement): (1) has been duly authorized by all necessary action; (2) do not and will not contravene the terms of any applicable governing documents of such entity or any applicable laws; (3) do not and will not conflict with, contravene, result in any violation or breach of or default under (with or without the giving of notice or the lapse of time or both) any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement to which the entity is bound.

                (iii)   Binding Effect; Enforceability. This Agreement (and as
                        ------------------------------
to HOB, the Stock Option Agreement) has been duly executed and delivered by such entity and constitutes the legal, valid and binding obligation of such entity enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

                IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                         WM. CHRISTOPHER GOROG

                                     /s/ Wm. Christopher Gorog
                                     -------------------------------------


                                     HOB ENTERTAINMENT, INC.


                                     By:       /s/ Gregory A. Trojan
                                         ---------------------------------

                                         Name:     Gregory A. Trojan
                                              ----------------------------
                                         Title:

                                     CHASE CAPITAL PARTNERS


                                     By:
                                        -----------------------------------

                                         Name:
                                         Title:

                                     CHASE/HOB 1999 PARTNERS (GC), L.L.C.

                                     By: CB Capital Investors, L.P.
                                         Its Managing Member

                                     By: CB Capital Investors, Inc.
                                         Its Managing Partner

                                     By:
                                        ------------------------------------


                                          Name:
                                          Title:

                                     CHASE/HOB 1998 PARTNERS (GC), L.L.C.

                                     By: Chase Venture Capital Associates, L.P.
                                         Its Managing Member

                                     By: Chase Capital Partners
                                         Its General Partner

                                     By:
                                        ------------------------------------

                                         Name:
                                         Title:

                                     CB CAPITAL INVESTORS, LLC

                                     By: Chase Capital Partners
                                         Its Manager


                                     By:
                                        ------------------------------------

                                         Name:
                                         Title:

                                     CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                     By: Chase Capital Partners, General Partner
                                         Its General Partner


                                     By:
                                        -----------------------------------
                                         Name:
                                         Title:

                                     FIRST UNION INVESTORS, INC.


                                     By:
                                        --------------------------------------
                                         Name:
                                         Title:


                                     J. H. WHITNEY & CO.

                                     By: Whitney General Partner, L.L.C.,
                                         Its General Partner


                                     By:
                                        ------------------------------
                                         Name:
                                         A Managing Member


                                     J. H. WHITNEY III, L.P.

                                     By: J. H. Whitney Equity Partners III, LLC,
                                         Its General Partner


                                     By:
                                        -----------------------------------

                                         Name:
                                         A Managing Member


                                     WHITNEY STRATEGIC PARTNERS III, L.P.

                                     By: J. H. Whitney Equity Partners III, LLC,
                                         Its General Partner


                                     By:
                                        --------------------------------

                                         Name:
                                         A Managing Member

                                     J. H. WHITNEY MARKET VALUE FUND, L.P.

                                     By: Whitney Market Value GP, Ltd.
                                         Its General Partner


                                     By:
                                        --------------------------------
                                         Name:
                                         A Managing Member